PENN SERIES FUNDS, INC.

Supplement dated October 15, 2019

to the Prospectus dated May 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

SMID Cap Growth Fund

Effective September 30, 2019, Gregory Tuorto joined Steven M. Barry and Jessica Katz as a co-portfolio manager of the SMID Cap Growth Fund (the “Fund”).

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Steven M. Barry, Managing Director, Co-Chief Investment Officer — Fundamental Equity US Equity, has served as a portfolio manager of the Fund since February 2019.

Gregory Tuorto, Managing Director, has served as a portfolio manager of the Fund since September 2019.

Jessica Katz, Vice President, has served as a portfolio manager of the Fund since February 2019.

The seventh through ninth paragraphs under the heading “Management — Sub-Advisers — Goldman Sachs Asset Management, L.P.” in the Fund’s Prospectus are hereby replaced in their entirety by the following:

Portfolio Managers Steven M. Barry, Gregory Tuorto and Jessica Katz oversee the portfolio construction, monitoring and investment research for the SMID Cap Growth Fund.

Steven M. Barry, Managing Director, is Co-Head and Chief Investment Officer of Fundamental Equity, responsible for the business management of Fundamental Equity globally within Goldman Sachs Asset Management L.P. (“GSAM”). He is also the Co-Chief Investment Officer of the US Equity team, where he is responsible for the portfolio management and investment research process of the firm’s US Equity strategies. Steve has 34 years of investment experience. He joined Goldman Sachs in 1999 as a Vice President and was named Managing Director in 2001 and Partner in 2004. Prior to joining the firm, Steve spent 11 years as a Vice President at Alliance Capital Management. He began his career as an Associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. He serves as a member of the Board of Trustees of Boston College and as an advisory board member of Boston College’s Center for Asset Management.

Gregory Tuorto, Managing Director, is a Portfolio Manager for the GSAM Fundamental Equity team focused on the US Small/Mid Cap Growth strategy, in which he has broad research responsibilities and oversees portfolio construction and investment research. Prior to joining Goldman Sachs Asset Management, Greg spent over 11 years as a Portfolio Manager at J.P. Morgan Asset Management, where he focused on small cap growth as well as a technology-focused strategy, in addition to having responsibility for the technology sector across several additional funds. He was previously a senior technology analyst for the small and mid cap team at Jennison Associates and prior to that, he was a small cap portfolio manager and technology analyst at The Guardian Park Avenue Funds. He also was a technology analyst at the Dreyfus Corporation and Tocqueville Asset Management. Greg has 26 years of investment experience. He has an MBA from Monmouth University and a BA from Catholic University.

Jessica Katz, Vice President, is a Portfolio Manager for the GSAM Fundamental Equity team focused on the US Small/Mid Cap strategy, in which she has broad research responsibilities and oversees the portfolio construction and investment research. Prior to joining Goldman Sachs Asset Management, Jessica spent over 7 years as a Research Analyst at Eaton Vance Management. Jessica began her investment career at Fidelity Investments, where she was an Industrials Specialist. Jessica has 13 years of investment experience. Jessica earned a BS in Mathematics and Computer Science from Salem State University in 2005.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8624 10/19

PENN SERIES FUNDS, INC.

Supplement dated October 15, 2019

to the Statement of Additional Information (“SAI”) dated May 1, 2019,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

SMID Cap Growth Fund

Effective September 30, 2019, Gregory Tuorto joined Steven M. Barry and Jessica Katz as a co-portfolio manager of the SMID Cap Growth Fund (the “Fund”).

As a result of the foregoing, the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — Goldman Sachs Asset Management, L.P. (“GSAM”),” is hereby deleted and replaced with the following:

The portfolio managers of the SMID Cap Growth Fund did not beneficially own any shares of the Fund as of September 30, 2019.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts(1)
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Gregory Tuorto[2]	3	$1,952	0	$0	0	$0

[2]	The information for Mr. Tuorto is provided as of September 30, 2019.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8627 10/19